Fund/Ticker

Fidelity MSCI Financials Index ETF/FNCL

Principal U.S. Listing Exchange for the ETF: NYSE Arca, Inc.

Summary Prospectus

November 29, 2016

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund (including the fund’s SAI) online at www.fidelity.com/funddocuments/ETFs. You can also get this information at no cost by calling 1-800-FIDELITY or by sending an e-mail request to fidfunddocuments@fidelity.com. The fund’s prospectus and SAI dated November 29, 2016 are incorporated herein by reference.

245 Summer Street, Boston, MA 02210

Fund Summary

Fund:

Fidelity® MSCI Financials Index ETF

Investment Objective

The fund seeks to provide investment returns that correspond, before fees and expenses, generally to the performance of the MSCI USA IMI Financials Index.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund.

Shareholder fees

(fees paid directly from your investment)	None

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

Management fee(a)	0.084%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.000%
Total annual operating expenses	0.084%

(a)  Adjusted to reflect current fees.

This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. Investors may pay brokerage commissions on their purchase and sale of fund shares, which are not reflected in the example. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$9
3 years	$27
5 years	$47
10 years	$108

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 8% of the average value of its portfolio.

Principal Investment Strategies

  Investing at least 80% of assets in securities included in the fund's underlying index. The fund's underlying index is the MSCI USA IMI Financials Index, which represents the performance of the financial sector in the U.S. equity market.
  Using a representative sampling indexing strategy to manage the fund. "Representative sampling" is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the index. The fund may or may not hold all of the securities in the MSCI USA IMI Financials Index.

Principal Investment Risks

  Stock Market Volatility.  Stock markets and, as a result, stock market indexes, are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market, including different market sectors, and different types of securities can react differently to these developments.
  Financials Industry Concentration.  The financials industries are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition.
  Issuer-Specific Changes.  The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers.
  Fluctuation of Net Asset Value and Share Price.  The net asset value per share (NAV) of the fund will generally fluctuate with changes in the market value of the fund's holdings. The fund's shares are listed on NYSE Arca, Inc. (NYSE Arca) and trade at market prices. Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for the fund's shares may result in the fund's shares trading significantly above (at a premium) or below (at a discount) to NAV.
  Correlation to Index.  The performance of the fund and its underlying index may vary somewhat due to factors such as fees and expenses of the fund, transaction costs, sample selection, regulatory restrictions, and timing differences associated with additions to and deletions from the index.
  Passive Management Risk.  The fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the fund’s index or of the actual securities included in the index. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the fund’s performance could be lower than actively managed funds that may shift their portfolio assets to take advantage of market opportunities or lessen the impact of a market decline or a decline in the value of one or more issuers.
  Trading Issues.  There can be no assurance that an active trading market will be maintained. Market makers and Authorized Participants are not obligated to make a market in the fund’s shares or to submit purchase and redemption orders for creation units. In addition, trading may be halted, for example, due to market conditions.

In addition, the fund is considered non-diversified and can invest a greater portion of assets in securities of a smaller number of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a more diversified fund.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in the fund.

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index over various periods of time. The index description appears in the Additional Index Information section of the prospectus. Past performance (before and after taxes) is not an indication of future performance.

Visit www.fidelity.com for more recent performance information.

Year-by-Year Returns

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	7.75%	December 31, 2014
Lowest Quarter Return	(6.14)%	September 30, 2015
Year-to-Date Return	3.38%	September 30, 2016

Average Annual Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement, such as an employee benefit plan (profit sharing, 401(k), or 403(b) plan). Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares.

For the periods ended December 31, 2015	Past 1 year	Life of fund(a)
Fidelity® MSCI Financials Index ETF
Return Before Taxes	(0.62)%	7.98%
Return After Taxes on Distributions	(1.13)%	7.46%
Return After Taxes on Distributions and Sale of Fund Shares	0.06%	6.13%
MSCI USA IMI Financials Index (reflects no deduction for fees, expenses, or taxes)	(0.52)%	8.09%

(a)  From October 21, 2013

Investment Adviser

Fidelity SelectCo, LLC (SelectCo) (the Adviser) is the fund's manager. BlackRock Fund Advisors (BFA) serves as a sub-adviser for the fund.

Portfolio Manager(s)

Diane Hsiung, Jennifer Hsui, and Greg Savage (portfolio managers) have managed the fund since October 2013.

Alan Mason (portfolio manager) has managed the fund since March 2016.

Purchase and Sale of Shares

Unlike shares of traditional mutual funds, shares of the fund are not individually redeemable and can be purchased or redeemed directly from the fund at NAV only in large increments called "Creation Units" (50,000 shares per Creation Unit) through certain participants, known as Authorized Participants, in the Depository Trust Company (DTC) or the Continuous Net Settlement System (CNSS) of the National Securities Clearing Corporation. The fund's Creation Units can be purchased and redeemed principally on an in-kind (rather than on a cash) basis for securities included in the fund's underlying index.

Shares of the fund are listed and traded on NYSE Arca, and individual investors can purchase or sell shares in much smaller increments and for cash in the secondary market through a broker. These transactions, which do not involve the fund, are made at market prices that may vary throughout the day and may differ from the fund's NAV. As a result, you may pay more than NAV when you purchase shares, and receive less than NAV when you sell shares, in the secondary market.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

Tax Information

Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, the Adviser, Fidelity Distributors Corporation (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

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1.9584789.105	T04-SUM-1116